Federated Municipal Obligations Fund
A Portfolio of Money Market Obligations Trust
TRUST SHARES (TICKER MOTXX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2016
On July 31, 2017, the Board of Trustees (the “Board”) of Money Market Obligations Trust approved the re-designation of Federated Municipal Obligations Fund's (the “Fund”) Trust Shares to Automated Shares effective on September 28, 2017. In approving the re-designation, the Board determined that the re-designation of the Trust Shares to Automated Shares is in the best interests of the shareholders of the Trust Shares.
On September 27, 2017, Trust Shares will be closed to new accounts. New purchases by existing Trust Share shareholders will continue to be permitted through the close of business on September 27, 2017.
When business opens on September 28, 2017, Trust Shares will be re-designated as Automated Shares and will be available to new accounts as well as new purchases by existing shareholders. Following the re-designation, each shareholder who previously held Trust Shares will receive a prospectus for the Fund's Automated Shares, which will not include a Rule 12b-1 fee and will have a lower total net expense ratio than the Trust Shares.
The re-designation will occur on a tax-free basis. There is no action required by shareholders to effect this re-designation and there will be no disruption to accounts as a result of the re-designation. Please delete all references to Trust Shares effective as of September 28, 2017.
In addition, effective as of September 28, 2017, the Fund's Adviser and certain of its affiliates have agreed to waive certain amounts of their respective fees and/or reimburse expenses so that total annual fund operating expenses paid by the Fund's Automated Shares will not exceed 0.56% (the “Fee Limit”). Prior to September 28, 2017, and prior to the re-designation, the Fee Limit for the Trust Shares was 0.61%.

Therefore, effective as of September 28, 2017, please make the following changes:
1. Under “Fund Summary Information–Trust Shares,” please delete the section “RISK/RETURN SUMMARY: FEES AND EXPENSES” in its entirety and replace it with the following:
This table describes the fees and expenses that you may pay if you buy and hold Automated Shares (AS) of the Fund.
Shareholder Fees (fees paid directly from your investment)	AS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.47%
Total Annual Fund Operating Expenses	0.67%
Fee Waivers and/or Expense Reimbursements[1]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.56%
1	The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's AS class (after the voluntary waivers and/or reimbursements) will not exceed 0.56% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) October 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Fund's Board.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$68
3 Years	$214
5 Years	$373
10 Years	$835
2. Under “Fund Summary Information–Trust Shares,” please revise the “Risk/Return Bar Chart” as follows:
“Replace all TR class references with “AS.””
3. Under “Fund Summary Information–Trust Shares,” please revise the “Average Annual Total Return Table” as follows:
“Replace all TR class references with “AS.””
In addition, insert the following disclosure as the final sentence of the first paragraph in the introduction:
“Prior to September 28, 2017, Automated Shares were known as Trust Shares and included 12b-1 fees and certain other expenses. As of September 28, 2017, the Automated Share class does not include such 12b-1 fees and certain other expenses, and the performance shown below for the Automated Share class prior to September 28, 2017, reflects the higher Trust Share class expenses.”
4. Under “Fund Summary Information–Trust Shares,” please delete the first paragraph under the sub-section “Purchase and Sale of Fund Shares” and replace it with:
“The minimum initial investment amount for the Fund's AS Class is generally $25,000 and there is no minimum subsequent investment amount. The minimum initial and subsequent investment amounts for individual retirement accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
August 14, 2017

Federated Municipal Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454099 (8/17)
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